Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Regional Management Corporation 979 Batesville Road Greer, South Carolina 29651

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below related to certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Regional Management Issuance Trust 2025-1, Asset-Backed Notes. Regional Management Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Loan File. Additionally, BMO Capital Markets Corp., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, and Regions Securities, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 10, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of close of business on January 31, 2025, with respect to 63,528 consumer loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 150 consumer loans (the “Sample Loans”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Loans relating to the consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Contract number (for informational purposes only) 2. Contract maturity date 3. Amount financed 4. Original contract term 5. Regular payment amount 6. Annual percentage rate 7. Branch state	8. First payment date 9. Check number (if applicable) 10. Contract origination date 11. Current balance 12. Current delinquency status 13. Remaining term 14. Scheduled maturity date

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the related Loan Contract (the “Contract”) or screen shots from the Company’s servicing system (collectively, the “Servicing System Screen Shots”).

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We compared Characteristics 8. and 9. to the corresponding information set forth on or derived from the Contract or “Cancelled Check.”

We compared Characteristic 10. to the corresponding information set forth on or derived from the Contract, Cancelled Check or a query from the Company’s servicing system as of January 31, 2025 (the “Servicing System Query”), provided to us by representatives of the Company on March 5, 2025.

We compared Characteristics 11. through 13. to the corresponding information set forth on or derived from the Servicing System Query.

With respect to our comparison of Characteristic 14., using methodologies provided to us by the Company, we recomputed the scheduled maturity date by adding the “number of months deferred” (as set forth on the Servicing System Query or the “Payment Deferral Agreement and Disclosure Statement” (as applicable)) to the contract maturity date (as set forth on or derived from the Contract or Servicing System Screen Shots). We compared such recalculation to the corresponding information set forth the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed that either (i) a physical or electronic signature of the borrower was indicated on the Contract or (ii) bank correspondence, provided by representatives of the Company (the “Bank Confirmation”), indicating that the check provided to the borrower was deposited, which is considered, by the Company, acceptance of the contract terms by the borrower.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 6., differences of 1.0% or less will be deemed to be “in agreement;” and:

•	with respect to our comparison of Characteristics 2., 8., 10., and 14., differences of 10 days or less are deemed to be “in agreement.”

The consumer loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 13, 2025